VALUE OF CHARTER PARTY CONTRACTS	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
VALUE OF CHARTER PARTY CONTRACTS	VALUE OF CHARTER PARTY CONTRACTS
The value of charter-out contracts is summarized as follows:

(in thousands of $)	2020	2019	2018
Opening balance	16,221	34,953	53,686
Amortization charge	(12,148)	(18,732)	(18,733)
Total	4,073	16,221	34,953
Less: current portion	(4,073)	(12,148)	(18,732)
Non-current portion	—	4,073	16,221

Value of the charter party contracts relates primarily to contracts acquired as part of the Merger. Time charter revenues in 2020, 2019 and 2018 have been reduced by $12.1 million, $18.7 million and $18.7 million, respectively, as a result of the amortization of charter-out contracts.

As of December 31, 2020, the remaining value of these charter-out contracts will be amortized as follows:

(in thousands of $)
2021	4,073
Thereafter	—
4,073

The value of charter-in contracts was related to the Golden Hawk operating lease acquired as part of the merger or business combination in 2015, and was classified under other current liabilities and other non-current liabilities, is summarized as follows:

(in thousands of $)	2020	2019	2018
Opening balance	—	—	4,798
Amortization of unfavorable time charter-in contract	—	—	(672)
Total	—	—	4,126
Less: current portion	—	—	(672)
Non-current portion	—	—	3,454
As a result of the adoption of ASC 842 on January 1,2019, the unfavorable value of $4.1 million of the Golden Hawk operating lease was recognized as an opening balance adjustment to the corresponding right of use asset. In 2018, charter hire expenses was reduced by $0.7 million, as a result of the amortization of the unfavorable value related to this time charter-in contract.